EXHIBIT 99.1

ASSIGNMENT AGREEMENT

between

Texada Ventures Inc.

and

Anglo Energy Refining Corp.

dated as of

April 5, 2007

ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this “Agreement”), dated as of April 5, 2007 (the “Effective Date”), is entered into by and between Texada Ventures Inc., a Nevada corporation (“Texada”), and Anglo Energy Refining Corp., a Panamanian corporation (“Vendor”). Texada and Vendor may be referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, Vendor is currently in confidential negotiations to enter into a joint venture to acquire the rights to develop and produce crude oil, gas and condensate proven reserves (the “Area of Interest”) in Ecuador (the “Acquisition Transaction”).

WHEREAS, the Acquisition Transaction is subject to approval by governmental agencies and the proposed joint venture partner (the “JV Partner”) and is expected to evidenced by a definitive a Production Sharing Agreement (the “PSA”) to be entered into between Vendor and JV Partner which will provide for, among other things, a share of the working interest in the Area of Interest and the division of costs and expenses associated with the Acquisition Transaction.

WHEREAS, the execution of the PSA is subject to the acquisition by JV Partner of a license to obtain legal rights for the exploration, exploitation and production of the Area of Interest from the property holder and certain governmental agencies.

WHEREAS, Vendor and Texada are parties to a Term Sheet Agreement, dated March 21, 2007, pursuant to which Anglo and Texada agreed to enter into this Assignment Agreement which supersedes the Term Sheet Agreement. This will provide for the assignment to Texada of Anglo’s option for the rights and interests in the PSA being negotiated. For such a reason, Texada will proceed with the payment (a) of the expenses incurred up to the Effective Date and thereafter incurred by Anglo in connection with the negotiation, signature and potential execution of the PSA and (b) the issuance of the stock of Texada to Anglo under this Agreement.

WHEREAS, Vendor and Texada hereby agree that none of the contents of this Agreement will be published unless agreed to by the Parties. The Parties acknowledge that Texada is subject to reporting obligations under the Securities Exchange Act of 1934, as amended.

Agreement

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I.     DEFINITIONS

“Acquisition Proposal” means an offer or indication of interest (other than an offer or indication of interest by Texada) relating to a proposal for the acquisition of Anglo’s interest in the Area of Interest.

“Acquisition Transaction” has the meaning set forth in the recitals.

“Area of Interest” has the meaning set forth in the recitals.

“Closing” has the meaning set forth in Section 2.3.

“Confidentiality Agreement” has the meaning set forth in Section 4.2(b).

“Effective Date” has the meaning set forth in the preamble.

“Governmental Authorization” means any approval, consent, license, permit, waiver, registration or other authorization issued to be granted, given made available or otherwise required by any Governmental Entity or pursuant to Law.

“Governmental Entity” means any federal, state or local, foreign, international or multinational entity or authority exercising, legislative, judicial, regulatory, administrative or taxing functions of or pertaining to government.

“Governmental Order” means any judgment, injunction, writ, order, ruling, award or decree by any Governmental Entity or arbitrator.

“JV Partner” has the meaning set forth in the recitals.

“Law” means any law, ordinance, principle of common law, regulation, statute or treaty of any Governmental Entity.

“Party” or “Parties” has the meaning set forth in the preamble.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union or other entity.

“Proceeding” means any claim, demand, charge, complaint, action, suit, proceeding, hearing, audit hearing or investigation, whether judicial or administrative, of any Person or Governmental Entity.

“PSA” has the meaning set forth in the recitals.

“Required Consents” means all consents, approvals, authorizations, qualifications, waivers, registrations or notifications required to be obtained from, filed with or delivered to a Governmental Authority or any other Person in connection with the closing of the transactions provided for herein, including the consent of JV Partner for the assignment of the PSA being negotiated to Texada.

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ARTICLE II.    ASSIGNMENT AND ASSUMPTION

2.1          Assignment and Assumption of PSA Option. At the Closing and subject to the terms and conditions of this Agreement, Vendor hereby agrees to assign their option in all of its right and interest in the PSA being negotiated to Texada, and Texada agrees to assume and promises to perform all of Vendor’s obligations and duties under the PSA from and after the Closing, in the meantime, all negotiations with the JV Partner and the Governmental institutions in Ecuador regarding the PSA will be conducted by Vendor keeping a very close coordination with Texada.

2.2          Consideration. In consideration for entering into this Agreement and agreeing to assign the Vendor’s option and interests in the PSA to Texada pursuant to this Agreement:

(a)          Texada agrees to pay to Vendor by wire transfer of immediately available funds to an account designated in writing by Vendor, an aggregate amount of USD$500,000 for expenses incurred by Vendor, payable as follows: (i) USD$125,000 immediately on the Effective Date; (ii) USD$125,000 on the thirty (30) day anniversary of the Effective Date; and (iii) USD$250,000 on the ninety (90) day anniversary of the Effective Date.

(b)          From time to time after the Effective Date, Texada agrees to pay to Vendor, by wire transfer of immediately available funds to an account designated in writing by Vendor, all future reasonable agreed expenses of Vendor related to negotiation and other expenses related to the PSA.

(c)          On the Closing Date, Texada agrees to (i) issue to Vendor (who may option, assign or transfer such right to its designee) Thirty Million (30,000,000) fully paid and non-assessable shares of common stock, par value $0.001 per share, of Texada and (ii) cause one or more existing shareholders to transfer Ten Million Eighty Four Thousand Eleven (10,084,011) shares of restricted common stock of Texada to Vendor (who may option, assign or transfer such right to its designee), in consideration for the assignment of all rights, title and interest of the Vendor under the PSA to Texada and the successful closing of the transactions contemplated in the PSA on terms reasonably satisfactory to Texada.

2.3          Closing. The closing of the assignment and assumption of the PSA contemplated by this Agreement (the “Closing”) will take place as soon thereafter as reasonably possible following the satisfaction of the conditions set forth in Article V (the “Closing Date”) or on such other date as may be mutually agreed by the Parties, in which case Closing Date means the date so agreed. The Closing will be effective as of the close of business on the Closing Date.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES

Vendor represents and warrants to Texada as follows:

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3.1          Organization and Standing. Finder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified to do business as a corporation in each jurisdiction in which the nature of its business or its ownership of property requires it to be so qualified.

3.2          Power and Authority. Finder has all necessary power and authority to own, lease and operate its assets and to carry on its business as conducted.

3.3          Authorization, Validity and Effect. Vendor has the power and authority to execute, deliver and perform its obligations under this Agreement and the agreements contemplated hereby to be executed and delivered by it, and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Vendor and, assuming due authorization, execution and delivery by Texada, represents the legal, valid and binding obligation of Vendor enforceable in accordance with its terms. The PSA, once signed by Vendor, and assuming due authorization by JV Partner, will represent the legal, valid and binding obligation of the parties thereto enforceable in accordance with its terms.

3.4          No Breach; Consents. Neither the execution, delivery or performance of this Agreement or the negotiated PSA, nor the performance by Vendor of its obligations hereunder or thereunder will (a) contravene any provision of the organizational documents of Vendor or (b) violate or conflict with of any Law, Governmental Order or Governmental Authorization.

3.5          Litigation. There are no Proceedings pending that question the validity of this Agreement or, upon the execution of the PSA by the parties thereto, the PSA.

3.6          Compliance with Laws. Vendor is now and has been in compliance with all Laws and Governmental Orders applicable to its business.

3.7          Disclosure. This Agreement and any other disclosure or information provided to Texada does not contain any untrue statement.

ARTICLE IV.  COVENANTS OF THE PARTIES

4.1          Negotiation of PSA. Vendor shall keep Texada duly informed as to the negotiations with JV Partner and applicable governmental agencies and third-parties related to the PSA and the Acquisition Transaction and shall negotiate with Texada in good faith as to the terms and conditions of the PSA. Texada shall have the right to attend as financial partner or observer to the meetings with Vendor in connection with the negotiations for the Transaction of the PSA, (c) review and comment with the Vendor upon the PSA and (d) to counsel with the negotiations of the PSA.

4.2           Reasonable Access; Confidentiality.

(a)          Through the Closing Date, Vendor will allow Texada and its authorized representatives reasonable access to all information and documentation related to the Acquisition Transaction, the Area of Interest and the PSA and otherwise provide such assistance as may be reasonably requested by Texada in order to have a full opportunity to make an evaluation of the Acquisition Transaction, the Area of Interest and the PSA.

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(b)          Any information already provided by Vendor to Texada before the Effective Date and/or obtained by Vendor pursuant to Section 4.2(a) shall be subject to the Confidentiality Agreement, dated as of March 22, 2007 (the “Confidentiality Agreement”), between Vendor and Texada and must be held by Texada in accordance with and be subject to the terms of the Confidentiality Agreement.

(c)          Texada agrees to be bound by and comply with the provisions set forth in the Confidentiality Agreement. The failure of Texada to comply with the terms of the Confidentiality Agreement will constitute a breach of this Agreement.

4.3          Reasonable Best Efforts; Cooperation. Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective in the most expeditions manner practicable, the transactions contemplated by this Agreement and to obtain satisfaction or waiver of the conditions precedent to the consummation of the transactions contemplated hereby.

4.4          Exclusivity. From the Effective Date until the earlier of the Closing and the termination of this Agreement, Vendor will not directly or indirectly solicit, initiate or encourage the submission of any Acquisition Proposal, approve, endorse or recommend any Acquisition Proposal, or enter into any letter of intent or similar document or any contract contemplating or otherwise relating to any Acquisition Proposal.

4.5          Publicity. Except as may be required to comply with the requirements of applicable Law, no Party will issue any press release or other public announcement prior to the Closing Date relating to the subject matter of this Agreement or the transactions contemplated hereby without the prior written approval (which approval will not be unreasonably withheld or delayed) of the other Party hereto.

ARTICLE V.   CLOSING CONDITIONS

5.1          Conditions to Obligations of Texada. The obligations of Texada to consummate the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions:

(a)          The representations and warranties set forth in Article III will be true and correct in all material respects at and as of the Closing with the same force and effect as of made as of the Closing, other than representations and warranties that expressly speak only as of a specific date or time, which will be true and correct as of such specified date or time;

(b)          Vendor will have performed and complied with each of its agreements contained in this Agreement in all material respects;

(c)          No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing;

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(d)          Texada will have completed all due diligence to its sole satisfaction;

(e)          The closing of the transactions contemplated by the PSA will have occurred, including the potential execution of the PSA by JV Partner and Vendor on terms satisfactory to Texada in its sole discretion; and

(f)           Texada will have raised funds or otherwise obtained outside financing sufficient to fulfill Texada's obligations under this Agreement and the PSA.

5.2          Conditions to Obligations of Finder. The obligations of Vendor to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions:

(a)          Texada will have performed and complied with each of its agreements contained in this Agreement in all material respects; and

(b)          No Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing.

ARTICLE VI.  TERMINATION

6.1          Termination. This Agreement may be terminated prior to Closing.

(a)          by the mutual written consent of Texada and Vendor;

(b)          by Vendor if:

(i)           Texada has breached any of the commitments indicated in Article II or any other agreement contained in this Agreement in any material respect and will have failed to cure such breach within five (5) calendar days following a written notification (including notification by electronic mail) thereof by Vendor;

(ii)          a Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing; or

(iii)         any of the conditions set forth in Section 5.2 will have become impossible to satisfy.

(c)          by Texada if:

(i)           Vendor has or will breach any representation, warranty or agreement contained in this Agreement in any material respect and will have failed to cure such breach within five (5) calendar days following a written notification (including notification by electronic mail) thereof by Texada;

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(ii)          a Law or Governmental Order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any Governmental Entity that prohibits the Closing; or

(iii)         any of the conditions set forth in Section 5.1 will have become impossible to satisfy.

6.2          Effect of Termination. The right of termination under Section 6.1 is in addition to any other rights Texada or Vendor may have under this Agreement. If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate except that the Confidentiality Agreement will survive indefinitely unless terminated or modified by the Parties in writing.

ARTICLE VII.MISCELLANEOUS

7.1          Expenses. Except as otherwise expressly provided for in this Agreement, each of the Parties shall bear their respective expenses incurred in connection with the execution and delivery of this Agreement.

7.2          Amendment and Waiver. This Agreement may not be amended unless by mutual written agreement of the Parties. No waiver will be binding unless executed in writing by the party making the waiver.

7.3          Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when delivered if personally delivered by hand (with written confirmation of receipt), (b) when received if sent by an internationally recognized overnight courier service (receipt requested), (c) five business days after being mailed, if sent by first class mail, return receipt requested, or (d) when receipt is acknowledged by an affirmative act of the party receiving notice, if sent by facsimile, telecopy or other electronic transmission device (provided that such an acknowledgement does not include an acknowledgment generated automatically by a facsimile or telecopy machine or other electronic transmission device). Notices, demands and communications to the Parties will, unless another address is specified in writing, be sent to the addresses indicated below:

If to Texada:

Texada Ventures Inc. Suite 720-999 West Broadway Vancouver, B.C., Canada V5Z 1K5 Attn: John Veltheer Facsimile No.: (604) 662-8974

With a copy to:

Dorsey & Whitney LLP 370 Seventeenth Street

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Suite 4700, Republic Plaza Denver, CO 80202 Attn: Kenneth Sam, Esq. Facsimile No.: (303) 629-3450

If to Vendor:

Anglo Energy Refining Corp. 28-32 Wellington Road London, United Kingdom NW8 9SP Attn: Miguel Puga Facsimile No.: +44 207 483 9171 / 9001

7.4          Complete Agreement. This Agreement contains the complete agreement between the Parties and supersedes any prior understandings, agreements or representations by or between the Parties, written or oral.

7.5          Signatures; Counterparts. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. A facsimile signature will be considered an original signature.

7.6          Governing Law. The law of the State of New York, without regard to conflicts of law principles, will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement

7.7          Construction. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. The word “including” shall mean including without limitation and the words “include” and “includes” shall have corresponding meanings. All monetary amounts are expressed in and shall be reported, accrued and paid in United States Dollars. All references to “days” mean calendar days unless otherwise noted.

[Signatures on Following Page]

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                IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

TEXADA VENTURES INC. By: /s/ John Veltheer Name: John Veltheer Title: President, Secretary and Treasurer ANGLO ENERGY REFINING CORP. By: /s/ Miguel Puga Name: Miguel Puga Title: Director

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